Other Assets - Summary of Other Assets (Detail) ¥ in Millions, $ in Millions	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2017 CNY (¥)
Miscellaneous non-current assets [abstract]
Intangible assets	¥ 10,974		¥ 11,324
Prepaid services charges for transmission lines and electricity cables and other services	1,281		995
VAT recoverable	442		216
Others	1,894		1,273
Total	¥ 14,591	$ 2,235	¥ 13,808	¥ 20,721